UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
November 8, 2005
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Press Release
Press Release

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition
     The following information, including the press releases attached as exhibits 99.1 and 99.2, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On November 8, 2005, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for both the quarter and nine-month period ending September 30, 2005.
     As disclosed in a press release dated November 2, 2005 attached as Exhibit 99.2, the company announced that its conference call reporting third quarter 2005 results would be held on Wednesday, November 9, 2005 beginning at 10:00 a.m. Central Standard Time.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     The following information, including the press releases attached as exhibit 99.3, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On November 8, 2005, Callon Petroleum Company issued the press release attached as Exhibit 99.3 announcing guidance for the fourth quarter of 2005.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated November 8, 2005 providing information regarding Callon Petroleum Company’s operating results for both the quarter and nine-month period ending September 30, 2005.

99.2	Press release dated November 2, 2005 announcing Callon Petroleum Company’s conference call reporting third quarter 2005 results.

99.3	Press release dated November 8, 2005 announcing guidance for the fourth quarter of 2005.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company

November 8, 2005	By:	/s/ Fred L. Callon

Fred L. Callon
President and
Chief Executive Officer

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Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated November 8, 2005 providing information regarding Callon Petroleum Company’s operating results for both the quarter and nine-month period ending September 30, 2005.

99.2	Press release dated November 2, 2005 announcing Callon Petroleum Company’s conference call reporting third quarter results.

99.3	Press release dated November 8, 2005 announcing guidance for the fourth quarter of 2005.

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